UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

May 3, 2007

SONA DEVELOPMENT CORP.
(Exact name of registrant as specified in charter)

Texas
(State or other Jurisdiction of Incorporation or Organization)

000-28311	2610-1066 West Hastings Street, Vancouver, British Columbia Canada V6E 3X2	76-027334
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(604) 602-1717
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On May 3, 2007, Sona Development Corp. (the “Registrant” or “Sona”) informed Dale Matheson Carr-Hilton Labonte LLP (“Dale Matheson”), its independent registered public accounting firm, that Sona has dismissed Dale Matheson and has engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Rosenberg Rich Baker Berman & Co. (“Rosenberg”). Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	Sona dismissed Dale Matheson as its independent registered public accounting firm effective on May 3, 2007.

(ii)
During the previous two fiscal years and the interim period through May 8, 2007, Sona’s financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Dale Matheson issued auditing reports for the years ended December 31, 2006 and 2005.

(iii)	The resignation of Dale Matheson and engagement of Rosenberg was approved by the Company’s Board of Directors.

(iv)
During the two most recent fiscal years and the subsequent interim period through May 3, 2007, Sona and Dale Matheson did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(v)	During the two most recent fiscal years and the subsequent interim period through May 3, 2007, Sona did not experience any reportable events.

(b)	On May 3, 2007, Sona engaged Rosenberg to be Sona’s independent registered public accounting firm.

(i)
Prior to engaging Rosenberg, Sona had not consulted Rosenberg regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on Sona’s financial statements or a reportable event, nor did Sona consult with Rosenberg regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(ii)	Sona did not have any disagreements with Dale Matheson, and therefore did not discuss any such past disagreements with Rosenberg.

(c)
The Registrant has requested Dale Matheson to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding Dale Matheson. Attached hereto as Exhibit 16.1 is a copy of Dale Matheson’s letter to the SEC dated May 8, 2007.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit 16.1 - Letter dated May 8, 2007 from Dale Matheson Carr-Hilton Labonte LLP to the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SONA DEVELOPMENT CORP.

Date: May 9, 2007	By:	/s/ Nora Coccaro
Nora Coccaro
President